2nd Quarter FY 2026 Supplemental Information 1 Exhibit 99.2

$68.2B Net Sales +9.1% Growth +7.4% Comparable Sales +6.7% Adjusted Comparable Sales1 +3.1% Comparable Traffic +22.6% Digitally-Enabled Comparable Sales +21.7% Adjusted Digitally-Enabled Comparable Sales2 Q2 Highlights - Sales 1 - Excluding impacts from changes in gasoline prices and foreign exchange 2 - Excluding impacts from changes in foreign exchange rates 2 +4.2% Comparable Ticket +3.5% Adjusted Comparable Ticket1

Q2 Highlights – Sales - Segment Reporting 1 - Excluding impacts from changes in gasoline prices and foreign exchange Comp Sales US Canada Other International Total Company Sales +5.9% +10.1% +13.0% +7.4% Ticket +3.4% +5.5% +8.0% +4.2% Traffic +2.4% +4.3% +4.6% +3.1% 3 Adjusted Comp Sales1 US Canada Other International Total Company Sales +6.4% +7.6% +7.1% +6.7% Ticket +3.9% +3.1% +2.4% +3.5% Traffic +2.4% +4.3% +4.6% +3.1%

Q2 Highlights - Financial Performance Gross Margin 11.02% +17 bps vs. Q2 FY’25 +11 bps ex. gas impact SG&A 9.19% -13 bps vs. Q2 FY’25 -8 bps ex. gas impact 4 1 - Excluding the impacts from changes in gasoline prices 2 - Non-recurring legal settlement received in Q2 3 - Increase in general liability reserve to reflect expected future costs for prior year claims not yet settled Reported Ex Gas1 Reported Ex Gas1 Core -3bps -7bps Ops -2bps +2bps Other Bus +19bps +17bps Central -4bps -3bps LIFO -4bps -4bps Equity Comp 0bps 0bps Other2 +5bps +5bps Preopening -1bp -1bp Total +17bps +11bps Other3 -6bps -6bps Core on Core Sales: +22bps Total -13bps -8bps + Favorable/lower, - Unfavorable/higher Diluted EPS $4.58 +13.9% Growth Net Income $2.04B +13.8% Growth

+13.6% Membership Income Growth +12.2% Membership Income Growth ex-FX 89.7% Worldwide Membership Renewal Rate 92.1% US/CN Renewal Rate 82.1MM Paid Memberships +4.8% Growth 147.2MM Total Cardholders +4.7% Growth 40.4MM Executive Memberships 75.8% Penetration of Sales to Executive Members Q2 Highlights - Membership 5

+22.6% Digitally-Enabled Comparable Sales 1 – Digitally-Enabled Comparable Sales excluding impacts from FX +21.7% Adjusted Digitally-Enabled Comparable Sales1 Top Sales Categories: - Gold/Jewelry - Toys - Small Electrics - Housewares - Pharmacy Digital Metrics: - Total App visits: +63% - Ecommerce Site Traffic: +32% - Ecommerce Average Order Value: +15% Digital Enhancements: - Expansion of carousels for personalized shopping experience - Additional personalized marketing based on browsing history - Modernized product display pages Q2 Highlights - Digital 6

Q2 Highlights - Warehouse Expansion West Roseville, CA: 1/23/26 7 East Gwillimbury, ON (Business Center): 12/6/25 FY’25 End FY’26 Q1 FY’26 Q2 Rest of FY (Estimated) FY’26 End (Estimated) US 629 4 1 15 649 Canada 110 2 2 1 115 Other International 175 1 - 2 178 Total 914 7 3 18 942

Q2 Highlights - New Member Values KS ABF Blackened Salmon KS Double Chocolate Mint Sundae 8 KS Butter From $13.89 to $8.49* KS Org Coconut Water 330mL From $12.79 to $10.99 KS Women’s Ottoman Full Zip KS Crispy Wings KS 3Ply Facial Tissue From $16.49 to $15.99 KS Organic Seaweed From $10.99 to $9.99 New Items Lowering Everyday Low Prices * Prices shown reflect change from Q1 end to Q2 end

Safe Harbor Certain statements contained in this document constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. For these purposes, forward-looking statements are statements that address activities, events, conditions or developments that the Company expects or anticipates may occur in the future. In some cases forward-looking statements can be identified because they contain words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “likely,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “will,” “would,” or similar expressions and the negatives of those terms. Such forward-looking statements involve risks and uncertainties that may cause actual events, results or performance to differ materially from those indicated by such statements. These risks and uncertainties include, but are not limited to, domestic and international economic conditions, including exchange rates, inflation or deflation, the effects of competition and regulation, uncertainties in the financial markets, consumer and small business spending patterns and debt levels, breaches of security or privacy of member or business information, conditions affecting the acquisition, development, ownership or use of real estate, capital spending, actions of vendors, rising costs associated with employees (generally including health-care costs and wages), workforce interruptions, energy and certain commodities, geopolitical conditions (including tariffs), the ability to maintain effective internal control over financial reporting, regulatory and other impacts related to environmental and social matters, public- health related factors, and other risks identified from time to time in the Company’s public statements and reports filed with the Securities and Exchange Commission. Forward-looking statements speak only as of the date they are made, and the Company does not undertake to update these statements, except as required by law. Comparable sales and comparable sales excluding impacts from changes in gasoline prices and foreign exchange are intended as supplemental information and are not a substitute for net sales presented in accordance with U.S. GAAP. 9